CONSULTING AND SERVICES AGREEMENT
This Consulting and Services Agreement (this "Agreement") is entered into as of June 5, 2000 between eConnect, a Nevada corporation, (the "Company" and Nick Gorenc, "Consultant").
In consideration of the mutual covenants and agreements set forth below, the parties hereby agree as follows:
1. Term. The Company hereby retains Consultant as an independent consultant, with the duties particularized in Section 2 hereof and subject to other terms and conditions particularized herein, and Consultant hereby agrees to act as such for the Company, for the period commencing on the date hereof and expiring on the completion by Consultant of the Services (as defined in Section 2 hereof).
2. Duties. During the Term, Consultant shall devote his reasonable best efforts to Performing the Services (as defined hereinbelow) on behalf of the Company, at such reasonable times and places as determined by Consultant. The Company understands and hereby expressly acknowledges that the Services to be provided to the Company by Consultant pursuant to the terms hereof shall be on a non- exclusive basis only. As employed in this Agreement, Services shall mean: Marketing and promotion of the eCashPad to international markets.
3. Consideration to Consultant for Services. In consideration of the Services to be rendered by Consultant to the Company pursuant to the terms hereof, the Company shall pay Consultant the issuance of 20,000 S-8 consultant free trading shares, in lieu of cash payment.
4. Representation of Authority. The Company and Consultant each hereby represents and warrants that has the necessary power and authority to enter into and deliver this Agreement, to perform its obligations hereunder and to consummate the transaction contemplated hereby, and that such actions have been duly authorized by, respectively, the Company and the Consultant in accordance with applicable law.
IN WITNESS WHEREOF, the parties hereto have respectively executed this Consulting and Services Agreement as of the date first written above.
"THE COMPANY"
eConnect
Name: __________________________
Title: ___________________________
"CONSULTANT"
By:_____________________________
Name: __________________________
Address: ___________________________
                CONSULTING AND SERVICES AGREEMENT
This Consulting and Services Agreement (this "Agreement") is entered into as of June 5,2000 between eConnect, a Nevada corporation, (the "Company" and Charles Yourshaw, "Consultant"). In consideration of the mutual covenants and agreements set forth below, the parties hereby agree as follows:
1. Term. The Company hereby retains Consultant as an independent consultant, with the duties particularized in Section 2 hereof and subject to other terms and conditions particularized herein, and Consultant hereby agrees to act as such for the Company, for the period commencing on the date hereof and expiring on the completion by Consultant of the Services (as defined in Section 2 hereof).
2. Duties. During the Term, Consultant shall devote his reasonable best efforts to Performing the Services (as defined hereinbelow) on behalf of the Company, at such reasonable times and places as determined by Consultant. The Company understands and hereby expressly acknowledges that the Services to be provided to the Company by Consultant pursuant to the terms hereof shall be on a non- exclusive basis only. As employed in this Agreement, Services shall mean: Marketing and promotion of the eCashPad to international markets.
3. Consideration to Consultant for Services. In consideration of the Services to be rendered by Consultant to the Company pursuant to the terms hereof, the Company shall pay Consultant the issuance of 80,000 S-8 consultant free trading shares, in lieu of cash payment.
4. Representation of Authority. The Company and Consultant each hereby represents and warrants that has the necessary power and authority to enter into and deliver this Agreement, to perform its obligations hereunder and to consummate the transaction contemplated hereby, and that such actions have been duly authorized by, respectively, the Company and the Consultant in accordance with applicable law.
IN WITNESS WHEREOF, the parties hereto have respectively executed this Consulting and Services Agreement as of the date first written above.
"THE COMPANY"
eConnect
Name: __________________________
Title: ___________________________
"CONSULTANT"
By:_____________________________
Name: __________________________
Address: ___________________________
                CONSULTING AND SERVICES AGREEMENT
This Consulting and Services Agreement (this "Agreement") is entered into as of June 10,2000 between eConnect, a Nevada corporation, (the "Company" and Laurie Belger, ("Consultant").
In consideration of the mutual covenants and agreements set forth below, the parties hereby agree as follows:
1. Term. The Company hereby retains Consultant as an independent consultant, with the duties particularized in Section 2 hereof and subject to other terms and conditions particularized herein, and Consultant hereby agrees to act as such for the Company, for the period commencing on the date hereof and expiring on the completion by Consultant of the Services (as defined in Section 2 hereof).
2. Duties. During the Term, Consultant shall devote his reasonable best efforts to Performing the Services (as defined hereinbelow) on behalf of the Company, at such reasonable times and places as determined by Consultant. The Company understands and hereby expressly acknowledges that the Services to be provided to the Company by Consultant pursuant to the terms hereof shall be on a non- exclusive basis only. As employed in this Agreement, Services shall mean: Gaming consulting, with specific focus on the selling of the eCashPad to Las Vegas casinos.
3. Consideration to Consultant for Services. In consideration of the Services to be rendered by Consultant to the Company pursuant to the terms hereof, the Company shall pay Consultant the issuance of 300,000 S-8 consultant free trading shares, in lieu of cash payment.
4. Representation of Authority. The Company and Consultant each hereby represents and warrants that has the necessary power and authority to enter into and deliver this Agreement, to perform its obligations hereunder and to consummate the transaction contemplated hereby, and that such actions have been duly authorized by, respectively, the Company and the Consultant in accordance with applicable law.
IN WITNESS WHEREOF, the parties hereto have respectively executed this Consulting and Services Agreement as of the date first written above.
"THE COMPANY"
eConnect
Name: __________________________
Title: ___________________________
"CONSULTANT"
By:_____________________________
Name: __________________________
Address: ___________________________
                CONSULTING AND SERVICES AGREEMENT
This Consulting and Services Agreement (this "Agreement") is entered into as of June 10,2000 between eConnect, a Nevada corporation, (the "Company" and Louis Sabatasso, ("Consultant"). In consideration of the mutual covenants and agreements set forth below, the parties hereby agree as follows:
1. Term. The Company hereby retains Consultant as an independent consultant, with the duties particularized in Section 2 hereof and subject to other terms and conditions particularized herein, and Consultant hereby agrees to act as such for the Company, for the period commencing on the date hereof and expiring on the completion by Consultant of the Services (as defined in Section 2 hereof).
2. Duties. During the Term, Consultant shall devote his reasonable best efforts to Performing the Services (as defined hereinbelow) on behalf of the Company, at such reasonable times and places as determined by Consultant. The Company understands and hereby expressly acknowledges that the Services to be provided to the Company by Consultant pursuant to the terms hereof shall be on a non- exclusive basis only. As employed in this Agreement, Services shall mean: Gaming consulting, with specific focus on the selling of the eCashPad to Las Vegas casinos.
3. Consideration to Consultant for Services. In consideration of the Services to be rendered by Consultant to the Company pursuant to the terms hereof, the Company shall pay Consultant the issuance of 300,000 S-8 consultant free trading shares, in lieu of cash payment.
4. Representation of Authority. The Company and Consultant each hereby represents and warrants that has the necessary power and authority to enter into and deliver this Agreement, to perform its obligations hereunder and to consummate the transaction contemplated hereby, and that such actions have been duly authorized by, respectively, the Company and the Consultant in accordance with applicable law.
IN WITNESS WHEREOF, the parties hereto have respectively executed this Consulting and Services Agreement as of the date first written above.
"THE COMPANY"
eConnect
Name: /s/ Thomas S. Hughes
Title: Chairman & CEO
"CONSULTANT"
By: /s/ Nick Gorenc
Name: Nick Gorenc